UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 26, 2021

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCI	NYSE

Item 1.01 Entry into a Material Definitive Agreement

On February 26, 2021, we amended our employment agreement with our chief executive officer to reduce his annual salary from $950,000 to $250,000.  However, Mr. Patel received and will receive other compensation, including compensation from an affiliate corporation. See item 5.02(e) below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Departure of Directors or Certain Officers

On February 26, 2021, our directors Jim Macchiarola and Loreen Spencer resigned from the board of directors. Mr. Macchiarola will continue to serve as a director of our affiliate, TypTap Insurance Group, Inc. Ms. Spencer was appointed to that same board.

Item 5.02(c) Appointment of Certain Officers

On February 26, 2021, our board of directors promoted Karin Coleman from Executive Vice President of the company to Chief Operating Officer. Ms. Coleman also serves as president of our insurance subsidiary, Homeowners Choice Property & Casualty Insurance Company, Inc.

Item 5.02(d) Election of Directors

On February 26, 2021, our board of directors elected Eric Hoffman to the board of directors as a Class A Director. His term will expire at our next annual shareholders meeting. Mr. Hoffman, age 34, is a managing director of Centerbridge Partners, L.P., a New York based private investment firm. He joined Centerbridge in 2010 and focuses primarily on investments in the financial services sector.  Mr. Hoffman's investment experience encompasses financial institutions, insurance and specialty finance companies including automotive, aviation and renewable energy. Prior to joining Centerbridge, he was an Analyst at The Blackstone Group.  Mr. Hoffman currently serves on the boards of directors of Amedeo Capital Limited and Voyager Aviation Holdings LLC.  Previously, Mr. Hoffman served on the boards of directors of Root Insurance Company (as an observer) and Pocahontas Parkway. He also serves on the board of directors of the Beginning with Children Foundation, an education-focused non-profit organization.  Mr. Hoffman graduated summa cum laude with a Bachelor of Science in Economics (concentration in finance and insurance) from the Wharton School at the University of Pennsylvania.

Mr. Hoffman was appointed as a director pursuant to an agreement between us, our affiliate TypTap Insurance Group, Inc. and Centerbridge Partners, L.P. as described on our Form 8-K filed March 1, 2021.

In addition, on the same date, our board of directors elected Karin Coleman, age 60, to the board as a Class A Director. Her term will expire at our next annual shareholders meeting. Ms. Coleman is the president of our insurance subsidiary, Homeowners Choice Property & Casualty Insurance Company, Inc., and as stated above in Item 5.02(c) is our Chief Operating Officer. She joined the company in 2009 as vice president of corporate services.  During her tenure she has overseen strategic initiatives, human resources, regulatory and legislative affairs, vendor management and community relations.  Prior to joining HCI, Ms. Coleman served nine years as vice president of strategic alliances of Take Stock in Children, located in Miami, Florida, the state’s largest public-private partnership providing college access and assistance to at-risk children.  Previously, she served in various corporate roles over 13 years at Florida Progress Corporation (NYSE: FPC), a Fortune 500 diversified holding company operating electric energy, and energy transportation companies, now part of Duke Energy.  Ms. Coleman holds a Bachelor of Arts degree in International Studies from the University of South Florida and is a certified senior professional in human resources. No arrangement or understanding exists between Ms. Coleman and anyone else pursuant to which she was selected as director.

Item 5.02(e) Compensatory Arrangements of Certain Officers

 On February 26, 2021, our compensation committee established new annual salaries for certain of our executives, including “named executive officers,” as set forth below.

Annual
Name and office	Salary
Paresh Patel, chief executive officer	$250,000
Karin Coleman, chief operating officer	$400,000
Andrew L. Graham, general counsel	$300,000
James Mark Harmsworth, chief financial officer	$350,000
Anthony Saravanos, president—real estate division	$300,000

Mr. Patel will also receive an annual salary of $350,000 from our affiliate, TypTap Insurance Group, Inc., for which he serves as chief executive officer.

On February 26, 2021, certain of our executives, including “named executive officers,” were awarded restricted common shares in the company as set forth below.

Restricted
Name and office	Stock
Paresh Patel, chief executive officer	20,000
Karin Coleman, chief operating officer	71,000
Andrew L. Graham, general counsel	71,000
James Mark Harmsworth, chief financial officer	71,000
Anthony Saravanos, president—real estate division	71,000

In the case of Mr. Patel, 10,000 shares will vest one year after the market value per share of HCI stock equals or exceeds $105 for 30 consecutive trading days; and 10,000 shares will vest one year after the market value per share of HCI stock equals or exceeds $140 for 30 consecutive trading days. The shares awarded to the other executive officers will vest in three tranches: (i) 3,000 shares will vest in equal installments over four years; (ii) 34,000 shares will vest one year after the market value per share of HCI stock equals or exceeds $105 for 30 consecutive trading days; and (iii) 34,000 shares will vest one year after the market value per share of HCI stock equals or exceeds $140 for 30 consecutive trading days.

Mr. Patel was also awarded 1,480,935 restricted shares by our affiliate, TypTap Insurance Group, Inc. The shares will vest in three tranches: (i) 206,215 shares will vest in equal installments over four years; (ii) 642,060 shares will vest one year after the market value per share of TypTap stock equals or exceeds $15 for 30 consecutive trading days; and (iii) 632,660 shares will vest one year after the market value per share of TypTap stock equals or exceeds $20 for 30 consecutive trading days.

Item 9.01   Exhibits.

Exhibit 10.50 Paresh Patel HCI Restricted Stock Award Agreement
Exhibit 10.51 Paresh Patel TypTap Restricted Stock Award Agreement
Exhibit 10.52 Form of Executive Restricted Stock Award
Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 4, 2021.

HCI GROUP, INC.

BY:	/s/ James Mark Harmsworth
Name: James Mark Harmsworth Title: Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.